EXHIBIT 23.1
                                  ------------


                               ARTHUR ANDERSEN LLP




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 22, 1999 included in Canandaigua Brands, Inc.'s Form 10-K for the year ended February 28, 1999 and to all references to our Firm included in this registration statement.



                                               /s/ Arthur Andersen LLP



Rochester, New York,
   January 10, 2000